                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Lorrie Ann Archibald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Merritt Ventures Corp. for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Merritt Ventures Corp.


                             By:      /s/ Lorrie  Ann  Archibald
                                      --------------------------
                             Name:    Lorrie  Ann  Archibald

                             Title:     President and Chief Executive Officer

                             Date:     April 10,  2003